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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):     MAY 5, 2004


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                          1-12387              76-0515284
(State or Other Jurisdiction            (Commission File        (IRS Employer
     of Incorporation)                      Number)          Identification No.)





500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                        60045
  (Address of Principal Executive Offices)                        (Zip Code)





Registrant's telephone number, including area code:    (847) 482-5000









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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     Exhibit       Description
     Number

      99.1 Press Release, dated May 5, 2004, announcing the Company's 2004 annual meeting of stockholders to be held on Tuesday, May 11 at 10:00 a.m. CDT, at the Company's headquarters.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


            The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

            On May 5, 2004, Tenneco Automotive announced its 2004 annual meeting of stockholders to be held on Tuesday, May 11 at 10:00 a.m. CDT, at the Company's headquarters. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 TENNECO AUTOMOTIVE INC.


Date:    May 5, 2004                        By:  /s/ KENNETH R. TRAMMELL
                                                 -------------------------------
                                                 Kenneth R. Trammell
                                                 Senior Vice President and
                                                 Chief Financial Officer



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EXHIBIT INDEX

     Exhibit
     Number        Description

      99.1 Press Release, dated May 5, 2004, announcing the Company's 2004 annual meeting of stockholders to be held on Tuesday, May 11 at 10:00 a.m. CDT, at the Company's headquarters.